UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020 (November 4, 2020)

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Bristol-Myers Squibb Contingent Value Rights	BMY RT	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2020 Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) entered into a Term Loan Credit Agreement (the “Term Loan Agreement”) with the lenders party thereto and Citibank, N.A., as administrative agent.  The Term Loan Agreement provides for total term loan commitments in an aggregate principal amount of $4.0 billion.  The Term Loan Agreement is available for general corporate purposes, including the repayment of debt.

The term loan facility under the Term Loan Agreement consists of (i) a delayed draw $2 billion 364-day tranche and (ii) a delayed draw $2 billion two-year tranche, in each case, which are available on or before April 9, 2021.  Borrowings under the Term Loan Agreement will be unsecured.  The term loans are pre-payable without premium or penalty (but subject to breakage costs, if applicable).  The term loans under the Term Loan Agreement do not amortize.  The $2 billion 364-day tranche of the term loan facility will mature and be payable on the 364-day anniversary of the date that a loan under such tranche was drawn.  The $2 billion two-year tranche of the term loan facility will mature and be payable on the second anniversary of the date that a loan under such tranche was drawn.

At the option of Bristol-Myers Squibb, borrowings under the Term Loan Agreement will bear interest at either a base rate or at the Eurodollar rate, plus, in each case, an applicable margin.  The applicable margin will range from (i) with respect to the $2 billion 364-day tranche, 0.0 - 0.125% with respect to base rate borrowings, and 0.75 - 1.125% with respect to Eurodollar rate borrowings and (ii) with respect to the $2 billion two-year tranche, 0.0 -0.25% with respect to base rate borrowings, and 0.875 - 1.25% with respect to Eurodollar rate borrowings, in each case, based on the public ratings of Bristol-Myers Squibb’s non-credit enhanced senior unsecured long-term debt, as set forth in the Term Loan Agreement.  The base rate will be, for any day, a fluctuating rate per annum equal to the highest of (i) the rate last quoted by The Wall Street Journal as the “Prime Lending Rate” (if more than one rate is published as the Prime Lending Rate, then the highest of such rates), (ii) the Federal Funds effective rate plus 0.5% and (iii) the one-month reserve adjusted Eurodollar Rate plus 1% (provided, that the reserve adjusted Eurodollar Rate shall not be less than zero).  The Eurodollar rate will be an annual rate equal to the London Interbank Offered Rate.  Pursuant to the base rate option, interest will be calculated on the basis of the actual number of days elapsed in a year of 365 or 366 days and will be payable quarterly in arrears.  Alternatively, under the Eurodollar rate option, interest will be determined based on interest periods to be selected by Bristol-Myers Squibb of one, two, three or six months, will be calculated on the basis of the actual number of days elapsed in a year of 360 days and will be payable at the end of each interest period (and at the end of every three months, in the case of interest periods longer than three months).

The Term Loan Agreement contains customary terms and conditions, including certain covenants relating to the following subjects: legal existence; business and properties; delivery of financial statements, reports, etc.; maintenance of insurance; obligations and payment of taxes, litigation and other notices; books and records; maintenance of ratings; compliance with laws; limitations on consolidations, mergers, and sales of assets; limitations on liens; limitations on sale and leaseback transactions; and sanctions, anti-corruption laws and guaranties.

The Term Loan Agreement also contains certain events of default, limited to nonpayment of principal when due; nonpayment of interest, fees or other amounts after a three business day grace period; material inaccuracy of representations and warranties; violation of covenants (subject, in the case of certain affirmative covenants to certain grace periods); cross-payment default and cross-acceleration; bankruptcy events; material judgments; change of control; certain ERISA events; and to the extent there are any guarantees of the term facility then in effect, actual or asserted invalidity of such guarantees under the Term Loan Agreement.

The description of the Term Loan Agreement contained in this item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Agreement, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

The representations, warranties and covenants contained in the Term Loan Agreement were made only for purposes of such agreement and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Bristol Myers Squibb and its subsidiaries. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the dates of the Term Loan Agreement, which subsequent information may or may not be fully reflected in public disclosures by Bristol Myers Squibb.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are included with this report:

Exhibit No.	Description
10.1	Term Loan Agreement, dated as of November 4, 2020, by and among Bristol-Myers Squibb Company, the lenders party thereto and Citibank, N.A., administrative agent.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
10.1	Term Loan Agreement, dated as of November 4, 2020, by and among Bristol-Myers Squibb Company, the lenders party thereto and Citibank, N.A., administrative agent.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 6, 2020	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary